UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Infusystem Holdings, Inc. (the “Company”) on June 18, 2010 (the “Initial Filing”). The Company acquired 100% of the issued and outstanding capital stock of First Biomedical, Inc., a Kansas corporation (“First Biomedical”), pursuant to a Stock Purchase Agreement dated as of June 15, 2010. This Amendment No. 1 is being filed to include historical audited and unaudited financial statements and unaudited pro forma financial information required by Item 9.01 of Form 8-K. The required audited and unaudited financial statements and unaudited pro forma financial information are filed as exhibits to this report under Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following financial statements are filed as Exhibits to this report and incorporated herein by reference:

•

The consolidated audited financial statements of First Biomedical Inc., and Subsidiary as of December 31, 2009 and for the year then ended, and the notes related thereto, and the related independent auditors’ report of Deloitte & Touche LLP, are incorporated by reference to Exhibit 99.1 hereto.

•

The unaudited interim consolidated financial statements of First Biomedical Inc., and Subsidiary as of March 31, 2010 and for the three months ended March 31, 2010 and 2009, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.2 hereto.

(b)	Unaudited Pro Forma Financial Information

The following information is incorporated by reference to Exhibit 99.3 hereto:

•	Unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010, and the notes related thereto.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	The audited consolidated financial statements of First Biomedical Inc., and Subsidiary as of December 31, 2009 and for the year then ended, and the notes related thereto, and the related independent auditors’ report of Deloitte & Touche LLP.

99.2	The unaudited interim consolidated financial statements of First Biomedical Inc., and Subsidiary as of March 31, 2010 and for the three months ended March 31, 2010 and 2009, and the notes related thereto.

99.3	Unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010, and the notes related thereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Sean Whelan
Sean Whelan
Chief Financial Officer

Dated: September 17, 2010

Exhibit Index

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	The audited consolidated financial statements of First Biomedical Inc., and Subsidiary as of December 31, 2009 and for the year then ended, and the notes related thereto, and the related independent auditors’ report of Deloitte & Touche LLP.

99.2	The unaudited interim consolidated financial statements of First Biomedical Inc., and Subsidiary as of March 31, 2010 and for the three months ended March 31, 2010 and 2009, and the notes related thereto.

99.3	Unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010, and the notes related thereto.